Related Party and Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Related Party and Party-in-Interest Transactions [Line Items]
Related Party and Party-In-Interest Transactions	Related Party and Party-In-Interest Transactions

Certain plan investments consist of shares of Company common stock and loans to participants which are secured by the balances in the participant accounts. The Bank is the Plan Sponsor and the Company is the Parent Company of the Plan Sponsor. Therefore, these transactions qualify as party-in-interest transactions that are exempt under ERISA. Certain administrative functions of the Plan are performed by officers or employees of the Company. No such officer or employee receives compensation from the Plan.

Certain administrative fees paid by the Plan such as recordkeeping fees also qualify as party-in-interest transactions.